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                                  UNITED STATES
                       SECURITIES AND EXCHANGE COMMISSION
                             WASHINGTON, D.C. 20549




                                    FORM 8-K
                   FOR REGISTRATION OF SECURITIES PURSUANT TO
     SECTIONS 13 OR 15(d) OF THE SECURITIES EXCHANGE ACT OF 1934, AS AMENDED



                             CURRENT REPORT PURSUANT
                          TO SECTION 13 OR 15(D) OF THE
                         SECURITIES EXCHANGE ACT OF 1934




         Date of report (Date of earliest event reported): MAY 15, 1998


                       STATE OF FRANKLIN BANCSHARES, INC.
              (SUCCESSOR ISSUER TO STATE OF FRANKLIN SAVINGS BANK)
             (Exact name of registrant as specified in its charter)

                                    TENNESSEE
                 (State or other jurisdiction of incorporation)



                                                     62-1607709
 (Commission File Number)              (I.R.S. Employer Identification No.)


             1907 NORTH ROAN STREET, JOHNSON CITY, TENNESSEE, 37604 (Address of principal executive offices, including Zip Code)


                                 (423) 926-3300
              (Registrant's telephone number, including Area Code)


                                 NOT APPLICABLE
          (Former name or former address, if changed since last report)


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ITEM 5. OTHER EVENT

         On April 7, 1998, shareholders of State of Franklin Savings Bank (the "Bank") approved a Plan of Exchange ("Plan") pursuant to which State of Franklin Bancshares, Inc. (the "Company") acquired all of the outstanding stock of the Bank as a result of the exchange of shares between the shareholders of the Bank and the Company. After the share exchange which became effective on May 15, 1998, the Bank survived as a wholly-owned subsidiary of the Company and continues its operations as State of Franklin Savings Bank. Under the terms of the Plan, each one of the existing outstanding shares of the Bank's common stock was exchanged for one of the Company's common shares so that each existing shareholder of the Bank became a shareholder of the Company, owning the same number and percentage of shares in the Company as the Bank. The shares of the Company issued in connection with the transaction were not registered under the Securities Act of 1933, as amended (the "Act"), in reliance upon the exemption from registration set forth in Section 3(a)(12) of the Act.

         As a result of the transaction described above, the Company is the successor issuer to the Bank pursuant to Rule 12g-3 promulgated under the Securities Exchange Act of 1934 (the "Exchange Act"). On April 30, 1998, the Bank filed a Form 10-SB for Registration of Securities under section 12(g) of the Exchange Act with the Federal Deposit Insurance Corporation (the "FDIC"), thereby registering the Bank's common stock, par value $1.00 per share. The Bank has, since that time, been subject to the informational requirements of the Exchange Act and in accordance with Section 12(i) thereof has timely filed reports and other information with the FDIC. Such reports and other information filed by the Bank with the FDIC may be examined without charge at, or copies obtained upon payment of prescribed fees from, the FDIC Registration Disclosure and Securities Operations Unit, Room F-643, 550 17th Street, N.W., Washington, D.C. 20429.

         This Form 8-K is being filed by the Company as notice that it is the successor issuer to the Bank and thereby subject to the informational requirements of the Exchange Act, and the rules and regulations promulgated thereunder, and in accordance therewith will file reports and other information with the Securities and Exchange Commission.

                                   SIGNATURES

         Pursuant to the requirements of the Securities Exchange Act of 1934, the Company, as registrant, has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

                                            STATE OF FRANKLIN BANCSHARES, INC.


Dated: July 22, 1998                    By: /s/ Charles E. Allen, Jr.
                                            -----------------------------------
                                                Charles E. Allen, Jr., Chairman